THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (the “Amendment”) is made as of March 21, 2008, by and among TORTOISE CAPITAL RESOURCES CORPORATION, a Maryland corporation (the “Borrower”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, FIRST NATIONAL BANK OF KANSAS, a Kansas bank and BANK OF OKLAHOMA, N.A., a national banking association (each a “Bank” and, collectively, the “Banks”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, as the lender for Swingline Loans (in such capacity, the “Swingline Lender”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent for the Banks hereunder (in such capacity, the “Agent”); and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as lead arranger hereunder (in such capacity, the “Lead Arranger”).  Capitalized terms used and not defined in this Amendment have the meanings given to them in the Credit Agreement referred to below.

Preliminary Statements

(a)           The Banks and the Borrower are parties to a Credit Agreement, dated as of April 25, 2007, as amended by the First Amendment to Credit Agreement, dated as of July 18, 2007, as further amended by the Second Amendment to Credit Agreement, dated as of September 28, 2007 (as so amended, the “Credit Agreement”).

(b)           The Borrower has requested that the term of the Credit Agreement be extended for 364 days.

(c)           The Banks are willing to agree to the foregoing request, subject, however, to the terms, conditions and agreements set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Banks and the Borrower agree as follows:

1.           Modification to Section 1.1 Definitions.  The following definition, as set out in Section 1.1 of the Credit Agreement, is hereby deleted in its entirety and is hereby replaced with the following:

“Borrowing Base” means, at any date, 30% of the amount, after giving effect to any requested Loan on such date, of (i) the total value of the Borrower’s assets, minus (ii) all liabilities and indebtedness not represented by “senior securities” (as such term is used in the 1940 Act), minus (iii) all other securities and investments not included in the Securities Account.

“Termination Date” means March 20, 2009; provided, however, if such day is not a Business Day, the Termination Date shall be the immediately preceding Business Day.

2.           Modification to Section 2.2(a).  The reference to “$20,000,000” in Section 2.2(a) of the Credit Agreement is hereby deleted and is hereby replaced with “$10,000,000.”  Additionally, the reference to “$40,000,000” in Section 2.2(a) of the Credit Agreement is hereby deleted and is hereby replaced with “$50,000,000.”

3.           Modification to Section 2.3(a).  The reference to “Sections 7(e)” in Section 2.3(a) of the Credit Agreement is hereby deleted and is hereby replaced with “Section 7.1(e).”

4.           Modification to Section 3.1(d).  Section 3.1(d) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

(d)           Unused Line Fee.  The Borrower shall pay to the Agent (to be allocated by the Agent to the Banks in accordance with their respective Pro-Rata Shares), on the first day of each fiscal quarter, for the immediately preceding fiscal quarter, an unused line fee (the “Unused Line Fee”) at a rate per annum equal to 0.375% (calculated on a daily basis, computed on the basis of a 360-day year for the actual number of days elapsed (or if the Agent so elects, on the basis of twelve 30-day months for the actual number of days elapsed)) for such preceding fiscal quarter of the difference between (a) the Banks’ total credit facility commitments under this Agreement (including any increase of such commitments pursuant to Section 2.2 above), and (b) the average outstanding principal balance at the end of each day for such preceding fiscal quarter.

5.           Modification to Section 6.1(b)(3).  Section 6.1(b)(3) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

(3)
Borrowing Base Certificate.  So long as any Loan remains unpaid, and no later than the first (1st) Business Day of each calendar month, a Borrowing Base Certificate for the immediately preceding calendar month;

6.           Addition to Section 6.1.  The following covenant is hereby added to Section 6.1 of the Credit Agreement:

(m)           Liquidity.  The Borrower, at all times, shall cause not less than $7,500,000 in cash, cash equivalents or unrestricted investments of publicly traded companies to be held in the Securities Account; provided, however, in the event that the total principal amount in which the Borrower may borrow under this credit facility, as described in Section 2.1 of this Agreement, is increased to the maximum principal amount in which the Borrower may borrow under this credit facility, as described in Section 2.2(a) of this Agreement, the Borrower, at all times, shall cause not less than $10,000,000 in cash, cash equivalents, or unrestricted investments of publicly traded companies to be held in the Securities Account.

7.           Modification to Exhibit A.  Exhibit A as attached to the Credit Agreement is deleted and is hereby replaced with Exhibit A attached to this Amendment.

8.           Modification to Exhibit D.  Exhibit D as attached to the Credit Agreement is deleted and is hereby replaced with Exhibit D attached to this Amendment.

9.           Reaffirmation of Credit Documents.  The Borrower reaffirms its obligations under the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party or by which it is bound, and represents, warrants and covenants to the Agent and the Banks, as a material inducement to the Agent and the Banks to enter into this Amendment, that (a) the Borrower has no and in any event waives any, defense, claim or right of setoff with respect to its obligations under, or in any other way relating to, the Credit Agreement, as amended hereby, or any of the other Credit Documents to which it is a party, or the Agent’s or any Bank’s actions or inactions in respect of any of the foregoing, and (b) all representations and warranties made by or on behalf of the Borrower in the Credit Agreement and the other Credit Documents are true and complete on the date hereof as if made on the date hereof.

10.           Conditions Precedent to Amendment.  Except to the extent waived in a writing signed by the Agent and delivered to the Borrower, the Agent and the Banks shall have no duties under this Amendment until the Agent shall have received fully executed originals of each of the following, each in form and substance satisfactory to the Agent:

(a)	Amendment. This Amendment;

(b)
Secretary’s Certificate.  A certificate from the Secretary or Assistant Secretary of the Borrower certifying to the Agent that, among other things, (i) attached thereto as an exhibit is a true and correct copy of the resolutions of the board of directors of the Borrower authorizing the Borrower to enter into the transactions described in this Amendment and the execution, delivery and performance by the Borrower of such Credit Documents, (ii) the articles of incorporation and by-laws of the Borrower as delivered to the Agent pursuant to the Secretary’s Certificate dated April 25, 2007 from the Borrower’s secretary remain in full force and effect and have not been amended or otherwise modified or revoked, and (iii) attached thereto as exhibits are certificates of good standing, each of recent date, from the Secretary of State of Maryland and the Secretary of State of Kansas, certifying the good standing and authority of the Borrower in such states as of such dates; and

(c)	Other Documents. Such other documents as the Agent may reasonably request to further implement the provisions of this Amendment or the transactions contemplated hereby.

11.           No Other Amendments; No Waiver of Default.  Except as amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and be binding on the parties in accordance with their respective terms.  By entering into this Amendment, neither the Agent nor any Bank is waiving any Default or Event of Default which may exist on the date hereof.

12.           Expenses.  The Borrower agrees to pay and reimburse the Agent and/or the Banks for all out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, delivery, operation, enforcement and administration of this Amendment, including the reasonable fees and expenses of counsel to the Agent and/or the Banks.

13.           Affirmation of Security Interest.  The Borrower hereby confirms and agrees that any and all liens, security interests and other security or Collateral now or hereafter held by the Agent and/or the Banks as security for payment and performance of the Notes and the Obligations are renewed hereby and carried forth to secure payment and performance of the Notes and the Obligations.  The Credit Documents are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

14.           Counterparts; Fax Signatures.  This Amendment and any documents contemplated hereby may be executed in one or more counterparts and by different parties thereto, all of which counterparts, when taken together, shall constitute but one agreement.  This Amendment and any documents contemplated hereby may be executed and delivered by facsimile or other electronic transmission and any such execution or delivery shall be fully effective as if executed and delivered in person.

15.           Governing Law.  This Amendment shall be governed by the same law that governs the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

K.S.A. §16-118 Required Notice.  This statement is provided pursuant to K.S.A. §16-118:  “THIS AMENDMENT TO CREDIT AGREEMENT IS A FINAL EXPRESSION OF THE BANKS (AS CREDITORS) AND THE BORROWER (AS DEBTOR) AND SUCH WRITTEN AMENDMENT TO CREDIT AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL CREDIT AGREEMENT OR OF A CONTEMPORANEOUS ORAL AMENDMENT TO CREDIT AGREEMENT BETWEEN THE BANKS AND THE BORROWER.”  THE FOLLOWING SPACE CONTAINS ANY NON-STANDARD TERMS, INCLUDING THE REDUCTION TO WRITING OF ANY PREVIOUS ORAL AMENDMENT TO CREDIT AGREEMENT:

NONE.

The creditors and debtor, by their respective initials or signatures below, confirm that no unwritten amendment to credit agreement exists between the parties:

Creditor:  CSH

Creditor:     TJB

Creditor:     WMR

Debtor:        TM

[signature page to follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

TORTOISE CAPITAL RESOURCES CORPORATION,
the Borrower

By:  /s/ Terry Matlack
       Name:  Terry Matlack
       Title:    CFO

U.S. BANK NATIONAL ASSOCIATION,
as Agent and as a Bank

By: /s/ Colleen S. Hayes
      Name: Colleen S. Hayes
      Title: Assistant Vice President

FIRST NATIONAL BANK OF KANSAS,
as a Bank

By: /s/ Thomas J. Butkus
       Name:  Thomas J. Butkus
       Title:    Vice President

BANK OF OKLAHOMA, N.A.,
as a Bank

By: /s/ W. Mack Renner
       Name:  W. Mack Renner
       Title:    Vice President

EXHIBIT A

(Banks and Commitments)

Bank	Revolving Credit Loan Commitment Amount**	Swingline Loan Commitment Amount*	Bank’s Total Commitment Amount**	Bank’s Pro-Rata Percentage**
U.S. Bank National Association	$25,000,000	$3,000,000	$25,000,000	0.625000000000
First National Bank of Kansas	$10,000,000	0	$10,000,000	0.250000000000
Bank of Oklahoma, N.A.	$5,000,000	0	$5,000,000	0.125000000000
TOTALS:	$40,000,000	$3,000,000	$40,000,000	1.000000000000

*
As more particularly described in the Agreement, the Swingline Loan Commitment is a subcommitment under the Revolving Credit Loan Commitments.  Accordingly, extensions of credit under the Swingline Loan Commitment act to reduce, on a dollar-for-dollar basis, the amount of credit otherwise available under the Revolving Credit Loan Commitments.

        Third Amendment to Credit Agreement – Exhibit A

EXHIBIT D

[Form of Borrowing Base Certificate]

BORROWING BASE CERTIFICATE

This Borrowing Base Certificate (“Certificate”) is delivered pursuant to Section __________ of the Credit Agreement (the “Credit Agreement”), dated as of April 25, 2007, among Tortoise Capital Resources Corporation, a Maryland corporation (the “Borrower”); certain lenders (the “Banks”); U.S. Bank National Association, a national banking association, as the lender for Swingline Loans (in such capacity, the “Swingline Lender”); and U.S. Bank National Association, a national banking association, as agent for the Banks hereunder (in such capacity, the “Agent”); and as lead arranger hereunder (in such capacity, the “Lead Arranger”).  Capitalized terms used and not defined in this Certificate have the meanings given to them in the Credit Agreement.

The undersigned hereby certifies that he or she is an authorized signor of the Borrower and, as such, is authorized to execute and deliver this Certificate on behalf of the Borrower and, certifies to the Agent that:

1.  Borrowing Base Calculation.  The Borrowing Base for the Borrower, as of ________ __, 20__, is as follows:

A.
After giving effect to any Requested Advance, total value of assets minus all liabilities and indebtedness not represented by “senior securities” (as such term is used in the 1940 Act) (the Borrower’s “Total Asset Value”) minus all other securities and investments not included in the Securities Account.
$______________________
B.	30% of Total Asset Value (the “Borrowing Base”)	$______________________

2.  Calculation of Borrowing Base Availability.  The Borrower’s Borrowing Base Availability, as of __________ __, 20__, is as follows:

A.	Revolving Credit Loan Commitments	$______________________
B.	Current Outstanding Balances on Revolving Credit Loans and Swingline Loans	$______________________
C.	Current Outstanding Balances on other “senior securities representing indebtedness” (as such term is used in the 1940 Act), if any	$______________________
D.	Borrowing Base Availability (lesser of (i) line 1B minus line 2B and line 2C or (ii) line 2A minus line 2B)	$______________________
E.	Requested Advance (if any)	$______________________

3.  Compliance with 1940 Act.  As of ______________, 20__, the Borrower is in material compliance with the 1940 Act, including but not limited to, all leverage regulations specified in the 1940 Act.  As of the date hereof, the Borrower’s applicable “Asset Coverage,” determined as required by Section 18(f)(1) of the 1940 Act, for the following is:

(i)    Senior Securities Representing                         _________________%
Indebtedness (as used in the 1940 Act)

(ii)   Senior Securities (as used in the 1940 Act)                                  _________________%
that are Stock

4.  Reliance.  This Certificate is delivered to the Agent for its benefit and the benefit of the Banks, the Swingline Lender and the Lead Arranger and may be conclusively relied upon by all such Persons.

IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Borrower as of the date first above written.

TORTOISE CAPITAL RESOURCES CORPORATION

By: ________________________________
       Name:
       Title:

Third Amendment to Credit Agreement – Exhibit D